Taxes payable (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023 [1]
Taxes Payable
Municipal taxes	$ 1,089	$ 422
State taxes	2,330	297
Federal taxes	7,551	6,378
Current tax liabilities	10,970	7,097
Current	7,257	3,923	$ 10,234
Non-Current	$ 3,713	$ 3,174	$ 104

[1]	Effective January 1, 2024, the Company changed its presentation currency from Canadian dollars to United States dollars. Refer to Note 2.4 “Presentation currency of the financial statements” for further details.